UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On February 2, 2021, Body and Mind Inc. (the “Company” or “BaM”) issued a news release announcing its financial results for the first fiscal quarter ended October 31, 2020. The information regarding the financial results for the first fiscal quarter ended October 31, 2020 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On February 2, 2021, the Company issued a news release to report its financial results for the first fiscal quarter ended October 31, 2020.

Q1 FY2021 Financial Summary (results expressed in $USD unless otherwise indicated):

•	Reported Q1 FY2021 revenue of $5.29 million, a 144% increase over Q4 FY2020 ($2.17 million) and 267 % increase over Q1 FY2020 ($1.44 million);
•	Q1 FY2021 Gross profit of $1.8 million;
•	Q1 FY2021 Net Operating Loss of $0.70 million;
•	Q1 FY2021 Net Loss of $0.78 million;
•	Basic and Diluted loss per share of $0.01;
•	Positive Adjusted EBITDA of $57,135*;
•	Managed Q1 FY2021 revenue of $6.49 million**;
•	Inventory of $1.87 million as of October 31, 2020;
•	At October 31, 2020, BaM had $1.33 million in cash and a working capital surplus of $1.91 million;
•	Total Assets were $40.57 million, Total Current Liabilities were $4.61 million and Total Liabilities were $7.19 million at October 31, 2020;
•	108,307,278 common shares were issued and outstanding as of October 31, 2020 (108,377,778 as of January 25, 2021).

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Operational Milestones for Q1 FY2021 and to Date:

California:

•	ShowGrow Long Beach dispensary ownership transferred to 100% owned Body and Mind subsidiary to allow consolidation of revenues effective August 28, 2020;
•	ShowGrow Long Beach dispensary commenced curbside pickup and online ordering purchase options;
•	ShowGrow San Diego dispensary has commenced delivery service in addition to curbside pickup and other on-line ordering purchase options.

Nevada:

•	Received cannabis distribution license from the state of Nevada;
•	Received approval to expand cultivation canopy. The Company continues to renovate past production areas into new cultivation space;
•	Worked with brand partner Her Highness to launch their female focused brand into the Las Vegas market.

Ohio:

•	Ownership of The Clubhouse dispensary outside Cleveland, Ohio transferred to a 100% owned Body and Mind subsidiary to allow consolidation of revenues effective September 4, 2020;
•	A definitive agreement is in place to acquire the remaining 70% ownership of NMG Ohio LLC subject to regulatory approval;
•	Development of the NMG Ohio production facility, which is currently 30% indirectly owned by BaM, has advanced with construction expected to be completed around March 2021.

Arkansas:

•	Body and Mind dispensary awarded “Best Dispensary in Arkansas” by Ark420.com;
•	Commenced delivery and online ordering options;
•	Preparation for cultivation ongoing with cultivation team engaged in the final stages of set up in advance of inspection and permitting by local and state authorities;
•	The facility construction Capex is complete with roughly 3,500 square feet of retail and approximately 6,500 square feet constructed for future cultivation and packaging operations.

“These strong quarterly results reflect our emphasis on lean operations and asset consolidation,” stated Michael Mills, CEO of BaM. “Our focus on limited license jurisdictions and efficient operations has resulted in strong financial results, a clean balance sheet and no long-term debt. As we fully consolidate our current assets and complete our current projects, we look forward to adding revenue within our current infrastructure. Our current production and cultivation developments are anticipated to expand the Body and Mind branded product portfolio into Ohio and Arkansas. Our dispensary and cultivation operations show steady growth as we continue to evaluate new expansion and acquisition opportunities for licenses and the Body and Mind brand.”

*Adjusted EBITDA is a Non-GAAP metric used by management that does not have any standardized meaning prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management defines the Adjusted EBITDA as the Income (loss) from operations, as reported, before interest, taxes, and adjusted for removing other non-cash items, including the stock-based compensation expense, depreciation, and further adjustments to remove acquisition related costs or gains. Management believes Adjusted EBITDA is a useful financial metric to assess its operating performance on a cash adjusted basis before the impact of non-cash items and acquisition activities. The most comparable financial measure calculated and presented in accordance with U.S. GAAP is net income (loss) from operations, which was presented above prior to the Adjusted EBITDA figure.

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**Managed revenue: refers to results for the full three months ended October 31, 2020, including managed revenues, which are sales of cannabis products from entities for which management arrangements or definitive agreements are in place but BaM cannot consolidate due to regulatory restrictions, or from equity investments, in which results cannot be consolidated. Managed entities include Body and Mind's involvement in certain California, Ohio, and Arkansas operations.

The unaudited consolidated interim financial statements for the quarter ended October 31, 2020 are available on SEDAR and EDGAR and should be read in connection with this news release.

The Company will be hosting earnings call on Wednesday, February 3rd, 2021 at 4:30 p.m. Eastern.

Participants can dial 1-888-664-6392 or 416-764-8659 and use confirmation number 57147511

A replay of the conference call will be available at 1-888-390-0541 until February 10, 2021. Please use replay number 147511 #

View the Body and Mind video at:

https://www.youtube.com/watch?v=x4Kv0IspqnY&list=PLpvtfnO6zJVIINtW_tLr3aeIuOpYqJmUR&index=3

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated February 2, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: February 2, 2021	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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